[FIRST PHILIPPINE LOGO OMITTED]

                               SEMI-ANNUAL REPORT
                                DECEMBER 31, 2000

                                                                February 7, 2001

Dear Shareholder:

    On January 20, 2001, Vice President Gloria Macapagal-Arroyo was sworn in as the fourteenth President of the Philippines. Mrs. Macapagal-Arroyo's ascension to the nation's highest office was brought about by the second bloodless "people power" revolution in Philippine history. Since then, the new administration has assembled its cabinet and has begun to tackle the challenges of governing a nation.

    The First Philippine Fund Inc. (the "Fund") is pleased by these developments. We welcome not only the change in leaders, but also, and perhaps more importantly, what this change signifies - the Filipinos' outright rejection of cronyism, corruption, and policy drift in government and their deep conviction in the need for good governance, morality in leadership, and a rule of law that applies to all. We are happy to see the manifestation of unity among various sectors of society, one in a desire to move the country forward. We are pleased that these events have, once again, occurred peacefully.


INVESTMENT RESULTS

    Surely a new dawn has risen in the Philippines in 2001, after a year of much difficulty and uncertainty. As investors in the Philippines, we have seen the past year's struggles evident in the financial markets, and reflected in the performance of the Fund.

    The Fund's net asset value ("NAV") per share stood at $4.35 on December 29, 2000, decreasing by 4.6% in the fourth quarter of 2000. In the same period, the Fund's benchmark, the Philippine stock market composite index ("Phisix"), declined by 3.7% in US-dollar terms. Over the last six months, the Fund's NAV declined by 17.0% while the Phisix contracted by 15.7% in US-dollar terms. For the full year 2000, the Fund's NAV and benchmark declined by 44.2% and 43.8%, respectively.

    The stock market's weakness was exacerbated by the considerable depreciation of the peso against the US dollar. At the end of 2000, the peso stood at P49.986/US$, depreciating by 7.5% in the fourth quarter, by 13.5% in the second half, and by 19.4% in the full year of 2000.

    The Fund's share price closed at $3.375 on December 29, 2000, declining by 1.8% in the fourth quarter, by 16.9% over the last six months, and by 47.1% in 2000. The Fund's shares traded at a 22.4% discount to NAV at the end of 2000.


MARKET REVIEW

    Both the stock market and the peso exhibited extreme volatility in a fourth quarter fraught with political drama. The allegations of former President Joseph Estrada's involvement in illegal gambling activity first surfaced in October. As the investigation of these charges commenced, the clamor for the President's resignation or impeachment grew louder. The House of Representatives formally impeached the President on November 13 and the ensuing impeachment trial began on December 7.

    With the country focused on politics, the markets largely ignored a laudable third quarter economic report. Real gross domestic product ("GDP") grew by 4.8% year on year in the third quarter, above the second quarter's 4.5% growth and market consensus of 4%. For the first nine months of 2000, GDP rose 4.2% year on year. The economy in the third quarter was buoyed by improvements in investments and personal consumption, as well as industrial and agricultural output.

    Instead, analysts highlighted the economy's vulnerabilities and doubted the sustainability of this economic performance. Concerns centered on:

o The impact of the political crisis on consumer and investor confidence.

o The impact of the plummeting peso on corporate earnings and interest rates.

o The massive fiscal deficit, caused by poor tax collection and disappointing privatization proceeds, and its impact on interest rates and government spending. o Slowing exports, behind an uncertain global electronics cycle and an imminent slowdown in global economies in 2001.

o Rising inflation, behind rising oil prices and labor costs.

o Higher unemployment and its impact on consumer spending.

    Indeed, the country's economic report for fourth quarter (released in January 2001) showed a marked slowdown. GDP grew by 3.6% year on year, its slowest pace in three quarters, as the political uncertainty pushed the peso to record lows, triggered interest rate hikes, and prompted businesses and consumers to cut back on spending. For all of 2000, GDP grew by 3.9%, just shy of the government's 4% target.

A NEW BEGINNING

    The establishment of new leadership in the Philippines in January prompted a fundamental change to the market and our outlook. We believe that the huge political risk overhang clouding the market has been lifted. We believe confidence in the Philippine economy and corporate sector is on its way to being restored. Already, we have seen the peso strengthen and the stock market recover significantly.

    The new government surely inherits a poverty-stricken economy and a huge budget deficit. At the same time, it faces a global economic slowdown. Nonetheless, we are optimistic that the new government can now focus time and energy to face the many daunting challenges of 2001. The changes have certainly made the Philippines a more attractive investment destination now than in the recent past.

    Therefore, in the coming months, the Fund will seek to liquidate its non-Philippine portfolio and raise investments in Philippine securities. Recognizing the many challenges that still lie ahead for the country, however, we will conduct the reinvestment process gradually, seeking the best opportunities to maximize the Fund's investments. The Fund will continue to favor the blue chips liquid and well-established Philippine companies - and those that retain resilient earnings streams in this time of economic slowdown. These same stocks are likely to benefit from the return of foreign investor interest in the Philippines.

    Your support of the Fund throughout these most extraordinary times is very much appreciated. We look forward to reaping with you the rewards of the Philippines' recovery.


                              Sincerely,

                              /s/LILIA C. CLEMENTE

                              Lilia C. Clemente
                              DIRECTOR, PRESIDENT AND CHIEF EXECUTIVE OFFICER


                              /s/JOAQUIN G. HOFILENA

                              Joaquin G. Hofilena
                              VICE PRESIDENT AND PORTFOLIO MANAGER

THE FIRST PHILIPPINE FUND INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000 (UNAUDITED)


                                                           Sector                    Shares             Value
-----------------------------------------------------------------------------------------------------------------
PHILIPPINE COMMON STOCK -- (74.6%)
-----------------------------------------------------------------------------------------------------------------
  Aboitiz Equity Ventures, Inc.                        Conglomerates                17,200,000       $   488,617
  ABS-CBN Broadcasting Corp. PDR (e) (g)               Media                         1,550,000         1,519,425
  Alsons Consolidated Resources, Inc.(b) (c)           Conglomerates                15,320,000            75,855
  Asian Terminals, Inc. (b)                            Port Operations              24,949,980           559,036
  Ayala Corporation                                    Conglomerates                36,464,323         5,617,079
  Ayala Land, Inc.                                     Real Estate Development      16,489,585         1,781,374
  Bank of the Philippine Islands                       Financials                    1,349,068         1,565,357
  Bankard, Inc.                                        Financials                    6,470,000           199,332
  Belle Corporation  (c)                               Real Estate Development       5,900,008            81,443
  Benpres Holdings Corp. (c)                           Conglomerates                19,109,700         1,108,673
  Cosmos Bottling Corp.                                Food and Beverage             6,650,000           299,334
  Del Monte Pacific Ltd. (e) (h)                       Food and Beverage             2,400,000           636,667
  Digital Telecommunications Phils., Inc. (c)          Telecommunications           20,200,000           185,892
  DMCI  Holdings, Inc. (c)                             Construction/Engineering     25,604,000           138,300
  Filinvest Land, Inc. (c)                             Real Estate Development      25,487,499           693,454
  International Container Terminal Services, Inc. (c)  Port Operations               7,643,750           119,276
  Ionics Circuits, Inc.                                Technology                      950,000           299,334
  Jollibee Foods Corporation                           Food and Beverage             3,089,485           599,528
  La Tondena Distillers, Inc.                          Food and Beverage             1,897,800         1,157,982
  Manila Electric Co. - A                              Power/Energy                  2,574,000         2,523,226
  Metro Pacific Corp. (c)                              Conglomerates                15,550,000           186,652
  Metropolitan Bank & Trust Company (c)                Financials                      487,120         1,783,359
  Music Corporation (c)                                Technology                    1,900,000           108,330
  Philippine Long Distance Telephone  Co. ADR (f)      Telecommunications              340,020         6,056,606
  Pryce Corporation (b) (c)                            Conglomerates                19,490,000           319,726
  San Miguel Corp. - A                                 Food and Beverage             4,866,942         4,722,256
  SM Prime Holdings, Inc.                              Real Estate Development      21,350,000         2,477,294
  SPI Technologies (c)                                 Technology                      900,500           138,716
  Union Cement Corp. (c) (e)                           Construction/Engineering     22,038,041           308,619
  Universal Robina Corp. (b)                           Food and Beverage             6,162,000           567,063
  Uniwide Holdings, Inc. (c) (e)                       Conglomerates                20,687,000           211,066
-----------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK
     (Cost $60,989,878)                                                                               36,528,871
-----------------------------------------------------------------------------------------------------------------
WARRANTS (0.0%)
  Music Corporation (b) (c)
     (Cost $1,118)                                                                     111,764               868
-----------------------------------------------------------------------------------------------------------------


                 See Accompanying Notes to Financial Statements


                                                                                   Units/Par
SCHEDULE OF INVESTMENTS (CONTINUED)                       Sector                       (000)            Value
--------------------------------------------------------------------------------------------------------------
BONDS (1.5%)
Bacnotan Consolidated Industries, Inc.                    Convertible Bond
  5.5%, 06/21/04 (Cost $1,750,000)                                                    $1,750     $     717,500
--------------------------------------------------------------------------------------------------------------
CALL ACCOUNTS (6.9%)
  Philippine Pesos (d)
     (Cost $3,521,587)                                                                               3,389,438
--------------------------------------------------------------------------------------------------------------
TOTAL PHILIPPINE SECURITIES                                                                         40,636,677
--------------------------------------------------------------------------------------------------------------
UNITED STATES COMMON STOCK (13.8%)                                                    Shares
                                                                                      ------
  America Online Inc. (c)                                 Technology                  19,000           661,200
  Citigroup, Inc                                          Financials                  19,866         1,014,408
  Coca-Cola Co.                                           Food and Beverage           20,000         1,218,750
  Enron Corp.                                             Power/Energy                 6,000           498,750
  General Electric Co.                                    Conglomerates               18,000           862,875
  Intel Corp.                                             Technology                  14,400           432,900
  Nokia ADR (f)                                           Technology                  25,000         1,087,500
  Pfizer Inc.                                             Healthcare                  21,600           993,600
--------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK
     (Cost $7,704,961)                                                                               6,769,983
--------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (3.2%)
  American Express Credit Corp.
  6.48467%, 01/02/01 (Cost $1,563,000)                                                 1,563         1,563,000
--------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $75,530,544) (a)                                                                         $  48,969,660
                                                                                                 =============

(a) At cost  for  Federal  Income  tax  purposes  $75,530,544.  Aggregate  gross unrealized appreciation (depreciation) for all securities is as follows:
        Excess of market value over tax cost                                                     $   5,438,102
        Excess of tax cost over market value                                                       (31,998,986)
                                                                                                 -------------
                                                                                                   (26,560,884)
                                                                                                 =============

(b) At fair value as determined by the Board of Directors.
(c) Non-income producing security.
(d) Daily interest is being accrued at a rate of 4% of the outstanding balance.
(e) Pursuant to Rule 144A under the Securities Act of 1933, all or a portion of these securities can only be sold to qualified institutional investors.
(f) ADR --  American  Depository  Receipt.
(g) PDR --  Philippine  Depository Receipt.
(h) Singapore security.

                 See Accompanying Notes to Financial Statements

THE FIRST PHILIPPINE FUND INC.
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                                                    December 31, 2000
--------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at value (Cost $75,530,544) ........................................................     $    48,969,660
Cash ...........................................................................................              32,437
Dividends receivable ...........................................................................              21,780
Interest receivable ............................................................................              50,912
Prepaid Insurance ..............................................................................               1,699
--------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS ...................................................................................          49,076,488
--------------------------------------------------------------------------------------------------------------------
LIABILITIES
Accrued expenses payable .......................................................................             249,033
Payable for securities purchased ...............................................................                 868
-------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES ..............................................................................             249,901
-------------------------------------------------------------------------------------------------------------------
NET ASSETS
   (applicable to 11,225,000 common shares outstanding) ........................................     $    48,826,587
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
   ($48,826,587/11,225,000) ....................................................................               $4.35
--------------------------------------------------------------------------------------------------------------------
Net assets consist of:
   Capital stock ...............................................................................     $       112,250
   Paid-in capital .............................................................................         120,749,059
   Accumulated net investment loss .............................................................            (638,215)
   Accumulated net realized loss on investments ................................................         (44,835,892)
   Net unrealized depreciation on investments, foreign currency holdings,
    and other assets and liabilities denominated in foreign currency ...........................         (26,560,615)
--------------------------------------------------------------------------------------------------------------------
NET ASSETS .....................................................................................     $    48,826,587
--------------------------------------------------------------------------------------------------------------------

                                                                                                             For the
                                                                                                    Six Months Ended
STATEMENT OF OPERATIONS (UNAUDITED)                                                                December 31, 2000
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends (net of taxes withheld $104,628) ..................................................        $    338,816
   Interest (net of taxes withheld $5,421) .....................................................             115,743
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME ........................................................................             454,559
--------------------------------------------------------------------------------------------------------------------
EXPENSES
   Investment advisory fee .....................................................................             256,588
   Trustee fee .................................................................................              75,617
   Administration fee ..........................................................................              62,913
   Custodian fees ..............................................................................              46,520
   Transfer agent fees .........................................................................               4,034
   Legal fees ..................................................................................              59,508
   Audit fees ..................................................................................              27,725
   Directors fees ..............................................................................              26,215
   Printing ....................................................................................              19,155
   Insurance ...................................................................................               1,382
   Miscellaneous ...............................................................................               6,073
--------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES .................................................................................             585,730
--------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS ............................................................................            (131,171)
--------------------------------------------------------------------------------------------------------------------
REALIZED  AND  UNREALIZED  GAINS  (LOSSES)  ON  INVESTMENTS,   FOREIGN  CURRENCY
   HOLDINGS, AND OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES:
   Net realized loss on:
    Security transactions ......................................................................         (12,166,891)
    Foreign currency transactions ..............................................................            (410,468)
--------------------------------------------------------------------------------------------------------------------
   Net change in unrealized appreciation (depreciation) on:
    Investments ................................................................................           2,736,339
    Foreign currency holdings and other assets and liabilities denominated in foreign currency .                 269
--------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized losses on investments,  foreign currency holdings
    and other assets and liabilities denominated in foreign currency ...........................          (9,840,751)
--------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................................        $ (9,971,922)
--------------------------------------------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements


                                                                                      For the
                                                                             Six Months Ended          For the
                                                                            December 31, 2000       Year Ended
STATEMENT OF CHANGES IN NET ASSETS                                                (UNAUDITED)    JUNE 30, 2000
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Operations:
    Net investment loss ...................................................     $   (131,171)    $    (691,257)
    Net realized loss on security transactions ............................      (12,166,891)      (17,016,187)
    Net realized gain (loss) on foreign currency transactions .............         (410,468)         (336,082)
    Net change in unrealized appreciation (depreciation)
       on investments, foreign currency holdings and other
       assets and liabilities denominated in foreign currency .............        2,736,608       (32,414,457)
---------------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations ...................       (9,971,922)      (50,457,983)
---------------------------------------------------------------------------------------------------------------
   Net assets:
    Beginning of period ...................................................       58,798,509       109,256,492
---------------------------------------------------------------------------------------------------------------
    End of period (including accumulated losses of ($638,215) and
       ($96,576), respectively) ...........................................     $ 48,826,587     $  58,798,509
===============================================================================================================


                 See Accompanying Notes to Financial Statements

THE FIRST PHILIPPINE FUND INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                             For the Six
                                                            Months Ended                   For the Year Ended June 30
                                                         December 31, 2000 ---------------------------------------------------------
                                                            (Unaudited)       2000       1999       1998        1997         1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ...................        $5.24         $ 9.73     $ 6.51    $ 16.61     $ 21.18     $ 20.66
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss .................................        (0.01)         (0.06)     (0.07)     (0.06)      (0.21)      (0.20)
   Net realized and unrealized gains (losses)
    on investments, foreign currency holdings
    and other assets and liabilities
    denominated in foreign currencies ..................        (0.88)         (4.43)      3.29     (10.04)      (2.86)       1.74
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations .....        (0.89)         (4.49)      3.22     (10.10)      (3.07)       1.54
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
   Distributions from net investment income ............           --             --         --         --          --          --
   Distributions from net realized long-term gains .....           --             --         --         --       (1.50)      (1.02)
   Distributions from net realized short-term gains ....           --             --         --         --          --          --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIVIDENDS AND DISTRIBUTIONS ......................           --             --         --         --       (1.50)      (1.02)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period .........................        $4.35          $5.24      $9.73      $6.51      $16.61      $21.18
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD ..................        $3.38          $4.06      $8.63      $5.75      $13.75      $16.88
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
   Based on market value* ..............................       (16.92)%***    (52.90)%    50.00%    (58.18)%    (10.88)%      7.03%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's) ...................      $48,827        $58,799   $109,256    $73,068    $186,465    $237,790
Ratios to average net assets:
    Operating expenses .................................         2.28%**        1.88%      2.07%      1.91%       1.75%       1.77%
    Net investment loss ................................        (0.51)%**      (0.86)%    (1.02)%    (0.68)%     (1.10)%     (1.00)%
Portfolio turnover .....................................        43.75%         14.37%     16.26%     23.10%      15.32%      24.20%
------------------------------------------------------------------------------------------------------------------------------------

  * Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions,  if any, are assumed, for purposes of this  calculation,  to be reinvested at prices obtained under the Fund's dividend  reinvestment  plan. Total investment return does not reflect sales charges and brokerage commissions.
 ** Annualized.
*** Non-annualized.

                 See Accompanying Notes to Financial Statements

 NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2000
(UNAUDITED)
==========

A.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The First Philippine Fund Inc. (the "Fund") was incorporated in the State of Maryland on September 11, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end investment management company. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     1. PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter are valued at the mean between the current bid and asked prices. Securities totaling $1,522,548 (3% of net assets), for which market values are not readily available or average trading volume is small relative to the Fund's holdings, are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost.

     2. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or when known. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

     3. TAX STATUS: No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes. For the year ended June 30, 2000, no U.S. Federal income or excise tax provision was required. Dividends and interest income are subject to withholding tax at various rates not exceeding 25% and such tax is recorded on the accrual basis at the time when the related income is recorded.

        The Fund has a capital loss carry forward in the amount of $17,052,998, of which $466,990, $7,894,664 and $8,691,344 are available as a reduction of future net capital gains realized for the years ended 2005, 2007 and 2008, respectively.

        Capital and foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund after October 31, 1999 incurred and elected to defer net capital losses of $15,616,004 and foreign currency loss of $96,576 during the year ended June 30, 2000.

     4. FOREIGN CURRENCY: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

        (I)  market  value  of  investment   securities  and  other  assets  and
             liabilities at the Philippine peso exchange rate at the end of the period; and

        (II) purchases and sales of investment securities, income and expenses at the Philippine peso rate of exchange prevailing on the respective dates of such transactions. Exchange gains or losses are realized upon ultimate receipt or disbursement.

        The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

        Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and between amounts of interest, dividends and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

(UNAUDITED)
==========

        The change in unrealized appreciation or depreciation of foreign currency holdings and other assets and liabilities denominated in foreign currencies represents the change in the value of the foreign currencies and other assets and liabilities arising as a result of changes in foreign exchange rates.

        Foreign security and currency transactions may involve certain conditions and risks not typically associated with those of domestic origin as a result of, among other factors, the level of government supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

     5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward currency contracts. When the Fund enters into a contract for the purchase or sale of securities denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of interest or dividend payments, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such interest or dividend payment, as the case may be. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     6. DISTRIBUTION OF INCOME AND GAINS: The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and expects to distribute annually any net capital gains in excess of net capital losses. An additional distribution may be made to the extent necessary to avoid the payment of a 4% Federal excise tax.

        The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

        As of June 30, 2000, the Fund had temporary book/tax differences primarily attributable to post-October losses and permanent book/tax differences primarily attributable to foreign currency losses and net operating loss and sale of PFICs. During the year ended June 30, 2000, the Fund decreased accumulated net investment loss by $2,709,008 and increased accumulated net realized loss on investment of $1,161,262 with an offsetting decrease to paid-in-capital of $1,547,746. Net investment loss and net assets were not affected by the change.

     7. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with respect to dollar-denominated debt securities of United States issuers. The Fund's custodian takes possession of collateral pledged for investments in repurchase agreements. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

B.  MANAGEMENT AND INVESTMENT ADVISORY SERVICES

     The Fund has entered into an Investment Advisory Agreement for portfolio management services with Clemente Capital, Inc. (the "Investment Adviser") and a Trust Agreement with the Philippine National Bank (the "Trustee") for certain services relating to the Philippine Trust. The Investment Advisory Agreement is approved on an annual basis and provides for the Investment Adviser to receive a fee computed weekly and payable monthly at the annual rate of 1% of the Fund's average weekly net assets. For the six months ended December 31, 2000, the Investment Adviser earned $256,588 from the Fund, of which $50,077 was payable to the Investment Adviser at December 31, 2000.

(UNAUDITED)
==========

     PNB Investments Limited (the "Philippine Adviser"), a wholly-owned subsidiary of the Trustee, provides the Investment Adviser with investment advice, research and assistance pursuant to a Research Agreement with the Investment Adviser. For its services, the Philippine Adviser receives from the Investment Adviser a fee at an annual rate of .35% of the Fund's average weekly net assets. For the six months December 31, 2000, the Investment Adviser paid $89,806 to the Philippine Adviser.

     Substantially all of the Fund's assets are invested through and held in the Philippine Trust. Under the Trust Agreement, the Trustee receives a monthly fee at the annual rate of .15% of the Fund's average weekly net assets held in the Philippine Trust, subject to a minimum fee of $150,000 for administration of the Philippine Trust. The Trust Agreement remains in effect for the life of the Fund unless terminated in accordance with its terms. For the six months ended December 31, 2000, the Trustee earned fees of $75,617, of which $37,808 was payable to the Trustee at December 31, 2000.

     PFPC Inc. (the "Administrator") provides administrative and accounting assistance to the Fund. Under the Administration Agreement, the Administrator receives a fee payable monthly at an annual rate of .10% of the Fund's average weekly net assets, subject to a minimum annual fee of $124,800. For the six months ended December 31, 2000, the Administrator earned fees of $62,913, of which $20,857 was payable to the Administrator at December 31, 2000.

     The Fund Pays Each of Its Directors Who is Not a Director, Officer or Employee of the Investment Adviser, the Philippine Adviser or the Trustee an Annual Fee of $8,000 Plus $750 for Each Meeting of the Board or of a Committee of the Board Attended in Person Plus Certain Out-of-pocket Expenses. Director Fees Payable At December 31, 2000 Were $13,214 Which is Included in Accrued Expenses.

C.  CAPITAL STOCK

     The authorized capital stock of the Fund is 25,000,000 shares of common stock $.01 par value. Of the 11,225,000 shares outstanding at December 31, 2000, Clemente Capital, Inc. and PNB Investments Limited each owned 5,000 shares.

D.  PORTFOLIO ACTIVITY

     Purchases and sales of securities, other than short-term obligations, aggregated $10,420,804 and $10,232,376, respectively, for the six months ended December 31, 2000.

E.  OTHER

     The Fund has obtained the approval of the Central Bank for the registration and conversion into pesos of all proceeds of the initial offering to be invested in the Philippine securities markets, which by its terms ensures repatriation of such investment and the remittance of profits and dividends accruing thereon. Notwithstanding the foregoing, the right of the Fund to repatriate its investments in Philippine securities and to receive profits, capital gains and dividends in foreign exchange is subject to the power of the Central Bank, with the approval of the President of the Philippines, to restrict the availability of foreign exchange in the imminence of or during an exchange crisis or in times of national emergency.

     There are nationality restrictions on the ownership of certain equity securities of Philippine companies. Based on confirmations which the Fund received from Philippine governmental authorities, the Fund believes that it is permitted to make certain investments through the Philippine Trust that are otherwise available only to Philippine nationals.

     At December 31, 2000, 83% of the Fund was invested in Philippine securities. Future economic and political developments in that country could adversely affect the liquidity and/or value of the Philippine securities in which the Fund is invested.

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


DIRECTORS AND OFFICERS
-----------
Benjamin P. Palma Gil
DIRECTOR AND CHAIRMAN
Lilia C. Clemente
DIRECTOR, PRESIDENT AND CHIEF EXECUTIVE OFFICER
Leopoldo M. Clemente, Jr.
DIRECTOR, EXECUTIVE VICE PRESIDENT AND MANAGING DIRECTOR
M.A.T. Caparas
DIRECTOR
Roberto de Ocampo
DIRECTOR
John Anthony B. Espiritu
DIRECTOR
Andres R. Narvasa
DIRECTOR
Joseph A. O'Hare, S.J.
DIRECTOR
Robert B. Oxnam
DIRECTOR
Stephen J. Solarz
DIRECTOR
Santiago S. Cua, Jr.
EXECUTIVE VICE PRESIDENT AND MANAGING DIRECTOR
Joaquin G. Hofilena
VICE PRESIDENT AND TREASURER
Imelda Singzon
VICE PRESIDENT
Maria Distefano
ASSISTANT SECRETARY

Executive Offices
------------
152 West 57th Street,  New York, NY 10019
(For latest net asset value and market
data, please call 212-765-0700 or access http://www.clementecapital.com.
For shareholder account inquiries, call
1-800-937-5449.)

-----------
INVESTMENT ADVISER
Clemente Capital, Inc.

-----------
ADMINISTRATOR
PFPC Inc.

-----------
TRANSFER AGENT AND REGISTRAR
American Stock Transfer & Trust Company

-----------
CUSTODIAN
Brown Brothers Harriman & Co.

-----------
LEGAL COUNSEL
Fulbright & Jaworski L.L.P.

-----------
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP

                         SUMMARY OF GENERAL INFORMATION


--------
THE FUND
     The First Philippine Fund Inc. is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation primarily through investment in equity securities of Philippine companies. The Fund is managed by Clemente Capital, Inc.

--------
SHAREHOLDER INFORMATION
     Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of most newspapers under the designation "FtPhil". The Fund's New York Stock Exchange trading symbol is FPF. Net asset value (NAV) and market price information about The First Philippine Fund Inc. shares are published each Monday in The Wall Street Journal, The New York Times and in other newspapers. For general information visit us at our web site http://www.clementecapital.com. For shareholder account inquiries call 1-800-937-5449.

--------
DIVIDEND REINVESTMENT PLAN
     Through its voluntary Dividend Reinvestment Plan, shareholders of The First
Philippine  Fund  Inc.  may  elect  to  receive   dividends  and  capital  gains
distributions in the form of additional shares of the Fund.


--------------------------------------------------------------------------------
This report, including the financial information herein, is transmitted to the shareholders of The First Philippine Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.
--------------------------------------------------------------------------------